Summary of Estimates of Fair Values of Assets Acquired and Liabilities Assumed of PriceSpective LLC (Detail) (PriceSpective LLC, USD $) In Thousands, unless otherwise specified	Feb. 28, 2012
PriceSpective LLC
Business Acquisition [Line Items]
Property, plant and equipment	$ 256
Goodwill	53,382	[1]
Cash and cash equivalents	2,311
Accounts receivable	2,662
Unbilled revenue	1,140
Other current assets	236
Current liabilities	(7,855)
Liability arising from contingent consideration arrangement	(15,000)
Net assets acquired	37,132
Cash consideration	37,132
Contingent consideration	15,000
Amount of total consideration	52,132
Liabilities included in preliminary purchase price allocation	(15,000)
Net assets acquired	$ 37,132

[1]	Goodwill represents the acquisition of an established workforce with experience in strategic pricing, market access, HEOR, due diligence support and payer engagement services.